UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2009

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 14, 2009, the Board of Directors of YRC Worldwide Inc. (the “Company”), upon recommendation of the Governance Committee, approved an amendment to the Company’s Bylaws to decrease the number of directors from ten to nine. The amended Bylaws are attached hereto as Exhibit 3.1.

Item 7.01.	Regulation FD Disclosure.

At the annual meeting of stockholders of the Company held on May 14, 2009, the Company’s stockholders:

(i)	elected the nine directors nominated by the Board of Directors to hold office until the 2010 annual meeting of stockholders or until their successors are elected and have qualified;

(ii)	approved the YRC Worldwide Inc. Union Option Plan;

(iii)	approved the YRC Worldwide Inc. Non-Union Option Plan; and

(iv)	ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2009.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Bylaws of the Company, as amended through May 14, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: May 14, 2009	By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Bylaws of the Company, as amended through May 14, 2009.

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